UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2004

ChipPAC, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-31173	77-0463048
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employee Identification No.)

47400 Kato Road, Fremont, California 94538

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (510) 979-8000

TABLE OF CONTENTS

Item 5. Other Events.

SIGNATURES

Exhibit 99.1

Exhibit 99.2

Item 5.	Other Events.

On July 7, 2004, ChipPAC, Inc. issued a press release (the “Press Release”) regarding the receipt of a favorable private letter ruling from the U.S. Internal Revenue Service (the “Private Letter Ruling”).

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference.

A copy of the Private Letter Ruling is attached hereto as Exhibit 99.2 and is incorporated by reference.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated July 7, 2004

99.2	Letter from U.S. Internal Revenue Service to ChipPAC, Inc. received by ChipPAC, Inc. on July 6, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, as of July 7, 2004.

CHIPPAC, INC. (Registrant)

/s/ Patricia H. McCall
PATRICIA H. MCCALL Senior Vice President, General Counsel and Secretary

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Exhibit Index

Number	Description
99.1	Press release dated July 7, 2004

99.2	Letter from U.S. Internal Revenue Service to ChipPAC, Inc. received by ChipPAC, Inc. on July 6, 2004